Exhibit 10.2.3
REAFFIRMATION, JOINDER AND SECOND AMENDMENT TO
MASTER CREDIT FACILITY AGREEMENT (Seniors Housing)

This REAFFIRMATION AND SECOND AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT (this “Amendment”) is made as of December 15, 2023, by and among (i) the entities identified as Borrower set forth on Schedule I attached hereto (individually and collectively, “Borrower”); (ii) JLL Real Estate Capital, LLC, a Delaware limited liability company (as successor-in-interest to Jones Lang LaSalle Multifamily, LLC, a Delaware limited liability company) (“Lender”); (iii) Fannie Mae, the corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq. and duly organized and existing under the laws of the United States (“Fannie Mae”), and (iv) joined into by (a) the entities identified as Affiliated Master Lessee on the Summary of Master Terms as Affiliated Master Lessees pursuant to the Joinder attached hereto, and (b) the entities identified as Affiliated Property Manager on the Summary of Master Terms as Affiliated Property Managers pursuant to the Joinder attached hereto.

RECITALS

A.Borrower and Lender are parties to or have joined into that certain Master Credit Facility Agreement dated as of August 31, 2017, as amended by that certain Amendment No. 1 to Master Credit Facility Agreement, dated as of November 1, 2018 (as amended by this Amendment, and as may be further amended, restated, supplemented, or otherwise modified from time to time, the “Master Agreement”).

B.All of Lender’s right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Master Credit Facility Agreement and Other Loan Documents, dated as of August 31, 2017, and by that certain Assignment of Reaffirmation and Second Amendment to Master Credit Facility Agreement and Other Loan Documents, dated as of the date hereof (the “Assignment”). Fannie Mae has not assumed (i) any of the obligations of Lender (once an agreement is made for Lender to make a Future Advance) under the Master Agreement to make Future Advances or (ii) any of the obligations of Lender which are servicing obligations delegated to Lender as servicer of the Advances. Fannie Mae has designated Lender as the servicer of the Advances contemplated by the Master Agreement.

C.Borrower has requested that Lender make a Future Advance pursuant to the Master Agreement (the “Refinance Advance”) to refinance the payoff of that certain Renewed, Amended and Restated Multifamily Note, in the sum of $292,500,000 (the “Payoff Note”).

D.The parties are executing this Amendment pursuant to the Master Agreement to reflect the repayment of the Payoff Note and to reflect the making of the Refinance Advance by Lender in the amount of $179,541,000.

AGREEMENT

NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements contained in this Amendment and the Master Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:

Section1.    Recitals. The recitals set forth above are incorporated herein by reference as if fully set forth in the body of this Amendment.

Section 2.    Future Advance. In connection with this Amendment, Lender is making the Refinance Advance to Borrower, and Borrower is repaying the Payoff Note.

Section 3.    Borrow Up Advances. Section 2.02(c)(2)(B) (Advances, Making Advances, Future Advances) is herewith deleted and restated in its entirety as follows:

“(B)Any Future Advance shall be made in connection with the Addition of Additional Mortgaged Properties; provided, however, Borrower may request that a Future Advance made pursuant to Section 2.02(c)(2)(A) (Future Advances) above be made without the Addition of Additional Mortgaged Property based on compliance with the terms of the Future Advance Schedule and the Underwriting and Servicing Requirements subject to the terms of this Section 2.02(c)(2) (Future Advances) and Section 2.02(b) (Limitations on Executions). Such Future Advance shall be made during the period beginning on the First Anniversary and ending on December 31, 2024, but not more than once per year.”

Section 4.    Summary of Master Terms. Schedule 2(I) to the Master Agreement (Summary of Master Terms, General Party and Multifamily Project Information) is hereby deleted in its entirety, and replaced with Schedule 2(I) attached hereto.

Section 5.    Schedule of Advance Terms. Schedule 3 to the Master Agreement is hereby supplemented with Schedule 3.5 attached hereto, and deleting Schedule 3.2.

Section 6.    Prepayment Premium Schedule. Schedule 4 to the Master Agreement is hereby supplemented with Schedule 4.5 attached hereto, and deleting Schedule 4.2.

Section 7.    Ownership Interests Schedule. Schedule 13 to the Master Agreement is hereby deleted in its entirety and replaced with Schedule 13 attached hereto.

Section 8.    Exceptions to Representations and Warranties. Schedule 16 to the Master Agreement is hereby supplemented with Schedule 16.1 attached hereto.

Section 9.    Kansas No Oral Agreements Certificate. Schedule 26 to the Master Agreement is hereby supplemented with Schedule 26.1 attached hereto.

Section 10.    Capitalized Terms. All capitalized terms used in this Amendment which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.

Section 11.    Full Force and Effect. Except as expressly modified by this Amendment, all terms and conditions of the Master Agreement shall continue in full force and effect.

Section 12.    Counterparts. This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

Section 13.    Applicable Law. The provisions of Section 15.01 of the Master Agreement (Choice of Law; Consent to Jurisdiction) and Section 15.02 (Waiver of Jury Trial) are hereby incorporated into this Amendment by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.

Section 14.    Authorization. Borrower represents and warrants that Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to perform its obligations under the Master Agreement, as amended hereby.

Section 15.    Compliance with Loan Documents. The representations and warranties set forth in the Loan Documents executed or assumed by Borrower, as amended hereby, are true and correct with the same effect as if such representations and warranties had been made on the date hereof, except for such changes as are specifically permitted under the Loan Documents. In addition, Borrower has complied with and is in compliance with all of its covenants set forth in the Loan Documents, as amended hereby.

Section 16.    No Event of Default. Borrower represents and warrants that, as of the date hereof, no Event of Default under the Loan Documents executed or assumed by Borrower, as amended hereby, or event or condition which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, has occurred and is continuing.

Section 17.    Costs. Borrower agrees to pay all fees and costs (including attorneys’ fees) incurred by Fannie Mae and Lender in connection with this Amendment.

Section 18.    Continuing Force and Effect of Loan Documents. Except as specifically modified or amended by the terms of this Amendment, all other terms and provisions of the Master Agreement and the other Loan Documents are incorporated by reference herein and in all respects shall continue in full force and effect. Each Borrower, by execution of this Amendment, hereby reaffirms, assumes and binds itself to all of the obligations, duties, rights, covenants, terms and conditions that are contained in the Master Agreement and the other Loan Documents executed or assumed by it, including Section 15.01 of the Master Agreement (Choice of Law; Consent to Jurisdiction), Section 15.02 (Waiver of Jury Trial), Section 15.05 (Counterparts), Section 15.08 (Severability; Entire Agreement; Amendments) and Section 15.09 (Construction) of the Master Agreement.

IN WITNESS WHEREOF, the parties hereto have signed and delivered this Amendment under seal (where applicable) or have caused this Amendment to be signed and delivered under seal (where applicable) by their duly authorized representatives. Where Applicable Law so provides, the parties hereto intend that this Amendment shall be deemed to be signed and delivered as a sealed instrument.

BORROWER:

FIT REN NOHL RANCH LP,
FIT REN PARK LP,
FIT REN MIRAGE INN LP,
FIT REN THE GABLES LP,
FIT REN PAULIN CREEK LP,
FIT REN OCEAN HOUSE LP,
FIT REN OAK TREE LP,
FIT REN PACIFIC INN LP,
each a Delaware limited partnership

By: FIT REN Holdings GP Inc., their general partner

By:    /s/ George T. Hicks
Name:    George T. Hicks
Title:    Executive Vice President and Treasurer

AHC PURCHASER, INC.,
a Delaware corporation

By:    /s/ George T. Hicks
Name:    George T. Hicks
Title:    Executive Vice President and Treasurer

ARC SCOTTSDALE, LLC,
ARC SWEET LIFE SHAWNEE, LLC,
ARCLP-CHARLOTTE, LLC,
ARC WILORA ASSISTED LIVING, LLC,
each a Tennessee limited liability company

By:    /s/ George T. Hicks
Name:    George T. Hicks
Title:    Executive Vice President and Treasurer

ARC WESTLAKE VILLAGE, INC.,
a Tennessee corporation

By:    /s/ George T. Hicks
Name:    George T. Hicks
Title:    Executive Vice President and Treasurer

AHC STERLING HOUSE OF BRIGHTON, LLC
AHC VILLAS OF THE ATRIUM, LLC,
AHC STERLING HOUSE OF JACKSONVILLE, LLC,
AHC STERLING HOUSE OF PANAMA CITY, LLC,
CMCP-PINECASTLE, LLC,
AHC STERLING HOUSE OF PORT CHARLOTTE, LLC,
AHC STERLING HOUSE OF PUNTA GORDA, LLC,
CMCP-ROSWELL, LLC,
AHC VILLAS-WYNWOOD OF RIVER PLACE, LLC,
CMCP-MONTROSE, LLC,
AHC VILLAS-WYNWOOD OF COURTYARD ALBANY, LLC,
AHC VILLAS OF ALBANY RESIDENTIAL, LLC,
AHC WYNWOOD OF ROGUE VALLEY, LLC,
CMCP-CLUB HILL, LLC,
AHC STERLING HOUSE OF CORSICANA, LLC,
BROOKDALE CYPRESS STATION, LLC,
BROOKDALE LAKEWAY, LLC,
AHC STERLING HOUSE OF LEWISVILLE, LLC,
AHC STERLING HOUSE OF MANSFIELD, LLC,
BROOKDALE NORTHWEST HILLS, LLC,
AHC STERLING HOUSE OF WEATHERFORD, LLC,
CMCP-WILLIAMSBURG, LLC,
each a Delaware limited liability company

By:    /s/ George T. Hicks
Name:    George T. Hicks
Title:    Executive Vice President and Treasurer

LENDER:

JLL REAL ESTATE CAPITAL, LLC
a Delaware limited liability company

By:    /s/ Alyssa D. Berguam
Name:    Alyssa D. Berguam
Title:    Closing Coordinator

FANNIE MAE:
FANNIE MAE, the corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq. and duly organized and existing under the laws of the United States

By:    /s/ Maria Elena Fleming
Name:    Maria Elena Fleming
Title:    Assistant Vice President

Each Affiliated Property Operator hereby joins into this Amendment, the Master Agreement and the other Loan Documents, as if it were otherwise an original party hereunder and thereunder. Each Affiliated Property Operator hereby ratifies and agrees to be bound by all of the covenants, terms, conditions, and provisions contained in the Loan Documents as they relate to such Affiliated Property Operator, including each covenant, term, condition and provision set forth in Article 4, Article 5, Article 6, Article 7, Article 8, Article 9, Article 10, Article 11, Article 12, Article 13, and Article 15, and Section 14.02(d) and Section 14.03(c). Each Affiliated Property Operator hereby acknowledges, agrees and confirms that, by its signature below, such Affiliated Property Operator will be deemed to be a party to this Amendment and the Master Agreement as an “Affiliated Property Operator,” and either a “Manager” or an “Operator”, as applicable, for all purposes under the Loan Documents, and shall have assumed all of the obligations of “Affiliated Property Operator” and “Manager” or “Operator,” as applicable, thereunder as if it had executed each of the Loan Documents. No Affiliated Property Operator shall have any obligations with respect to the provisions of Article 2 (payment) or the provisions of Article 3 (recourse) of the Master Agreement.

AFFILIATED PROPERTY OPERATORS:
BLC NOHL RANCH, LLC
BLC INN AT THE PARK, LLC
BROOKDALE SENIOR LIVING COMMUNITIES, INC.
BROOKDALE MANAGEMENT-II, LLC
SH ITHACA OPERATOR, INC.
SH NIAGARA OPERATOR, INC.
ARC WESTLAKE VILLAGE SNF, LLC
BLC-CLUB HILL, LLC
ARC MANAGEMENT, LLC
ALTERNATIVE LIVING SERVICES-NEW YORK, INC.

By:    /s/ George T. Hicks
Name:    George T. Hicks
Title:    Executive Vice President and Treasurer

BLC MIRAGE INN, L.P.
By: BLC Mirage Inn, Inc., its general partner

By:    /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President and Treasurer

[Borrowers continue on the following page]

BLC GABLES-MONROVIA, L.P.
By: BLC Gables-Monrovia, Inc., its general partner

By:    /s/ George T. Hicks
Name:    George T. Hicks
Title:    Executive Vice President and Treasurer

BLC OCEAN HOUSE, L.P.
By: BLC Ocean House, Inc., its general partner

By:    /s/ George T. Hicks
Name:    George T. Hicks
Title:    Executive Vice President and Treasurer

BLC OAK TREE VILLA, L.P.
By: BLC Oak Tree Villa, Inc., its general partner

By:    /s/ George T. Hicks
Name:    George T. Hicks
Title:    Executive Vice President and Treasurer

BLC LODGE AT PAULIIN, L.P.,
By: BLC Lodge at Paulin, Inc., its general partner

By:    /s/ George T. Hicks
Name:    George T. Hicks
Title:    Executive Vice President and Treasurer

BLC PACIFIC INN, L.P.
By: BLC Pacific Inn, Inc., its general partner

By:    /s/ George T. Hicks
Name:    George T. Hicks
Title:    Executive Vice President and Treasurer

CLINTON STERLING COTTAGE OPERATOR, INC.
ITHACA STERLING COTTAGE OPERATOR, INC.
NIAGARA STERLING COTTAGE OPERATOR, INC.

By:    /s/ Colleen Endsley
Name:    Colleen Endsley
Title:    President

SCHEDULES & EXHIBITS

The Schedules & Exhibits list attached to the Master Agreement is hereby deleted in its entirety and restated as follows:

Schedules

Schedule 1	Definitions Schedule – General
Schedule 2	Summary of Master Terms
Schedule 2A	New York Gap Note Modifications	Form 6234
Schedule 3.1	Schedule of Advance Terms (Gap Note)
Schedule 3.2	Intentionally Deleted
Schedule 3.3	Schedule of Advance Terms (Fixed – 10 Years)
Schedule 3.4	Schedule of Advance Terms (Variable)
Schedule 3.5	Schedule of Advance Terms (Fixed)
Schedule 4.1	Prepayment Premium Schedule (Gap Note)
Schedule 4.2	Intentionally Deleted
Schedule 4.3	Prepayment Premium Schedule (Fixed – 10 Years)	Form 6104.01 [08 -13]
Schedule 4.4	Prepayment Premium Schedule (Variable)	Form 6104.11[01-11]
Schedule 4.5	Prepayment Premium Schedule (Fixed)	Form 6104.11 [modified] [05-20]
Schedule 5	Required Replacement Schedule
Schedule 6	Required Repair Schedule
Schedule 7	General Conditions Schedule
Schedule 8	Property-Related Documents Schedule
Schedule 9	Conversion Schedule
Schedule 10	Mortgaged Property Release Schedule
Schedule 11	Mortgaged Property Addition Schedule
Schedule 12	Reserved
Schedule 13	Ownership Interests Schedule
Schedule 14	Future Advance Schedule
Schedule 15	Letter of Credit Schedule
Schedule 16	Exceptions to Representations and Warranties Schedule
Schedule 16.1	Exceptions to Representations and Warranties Schedule
Schedule 17	Waiver of Imposition Deposits	Form 6228 [modified] [04- 12]
Schedule 18	Reserved
Schedule 19	Skilled Nursing	Form 6001 [01-16]
Schedule 19-A	Addenda to Schedule 2	Form 6001.NR.SRS [01- 16]

Schedule 20	Expansion Structure General Terms
Schedule 21	Mineral Rights Conveyances
Schedule 22	Licenses, Permits and other Property Related Documents to be Delivered post closing
Schedule 23	Surveys
Schedule 24	Licenses
Schedule 25	Ground Lease Defaults	Form 6206 [07-11]
Schedule 26	Kansas – No Oral Agreements
Schedule 26.1	Kansas – No Oral Agreements (for the Refi)
Exhibits
Exhibits

Exhibit A	Mortgaged Properties
Exhibit B	Conversion Request
Exhibit C	Release Request
Exhibit D	Addition Request
Exhibit E	Future Advance Request
Exhibit F	Termination Request
Exhibit G	Annual Certification (Borrower)
Exhibit H	Annual Certification (Guarantor)
Exhibit I	Confirmation of Guaranty
Exhibit J	Confirmation of Environmental Indemnity Agreement
Exhibit K	Compliance Certificate
Exhibit L-1	Organizational Certificate (Borrower)
Exhibit L-2	Organizational Certificate (Guarantor)
Exhibit M	Confirmation of Obligations

Borrower hereby acknowledges and agrees that the Schedules and Exhibits referenced above are hereby incorporated fully into this Master Agreement by this reference and each constitutes a substantive part of this Master Agreement.

/s/ GTH
Borrower Initials

Initial Page

SCHEDULE 2 TO
MASTER CREDIT FACILITY AGREEMENT

Summary of Master Terms

I. GENERAL PARTY AND MULTIFAMILY PROJECT INFORMATION
Borrower
ARC Scottsdale, LLC (TN)
FIT REN Nohl Ranch LP (DE)
FIT REN Park LP (DE)
FIT REN Mirage Inn LP (DE)
FIT REN The Gables LP (DE)
FIT REN Paulin Creek LP (DE)
FIT REN Ocean House LP (DE)
FIT REN Oak Tree LP (DE)
FIT REN Pacific Inn LP (DE)
AHC Sterling House of Brighton, LLC (DE)
AHC Villas of the Atrium, LLC (DE)
AHC Purchaser, Inc. (DE)
AHC Sterling House of Jacksonville, LLC (DE)
AHC Sterling House of Panama City, LLC (DE)
CMCP-Pinecastle, LLC (DE)
AHC Sterling House of Port Charlotte, LLC (DE)
AHC Sterling House of Punta Gorda, LLC (DE)
CMCP-Roswell, LLC (DE)
AHC Villas-Wynwood of River Place, LLC (DE)
ARC SWEET LIFE SHAWNEE, LLC (TN)
ARCLP-CHARLOTTE, LLC (TN)
ARC WILORA ASSISTED LIVING, LLC (TN)
CMCP-Montrose, LLC (DE)
ARC WESTLAKE VILLAGE, Inc. (TN)
AHC Villas-Wynwood of Courtyard Albany, LLC (DE)
AHC Villas of Albany Residential, LLC (DE)

AHC Wynwood of Rogue Valley, LLC (DE)
CMCP-Club Hill, LLC (DE)
AHC Sterling House of Corsicana, LLC (DE)
Brookdale Cypress Station, LLC (DE)
Brookdale Lakeway, LLC (DE)
AHC Sterling House of Lewisville, LLC (DE)
AHC Sterling House of Mansfield, LLC (DE)
Brookdale Northwest Hills, LLC (DE)
AHC Sterling House of Weatherford, LLC (DE)
CMCP-Williamsburg, LLC (DE)

Lender	JLL Real Estate Capital, LLC, a Delaware limited liability company (as successor-in-interest to Jones Lang LaSalle Multifamily, LLC. a Delaware limited liability company)
Key Principal	Brookdale Senior Living Inc., a Delaware corporation
Guarantor	Brookdale Senior Living Inc., a Delaware corporation
Multifamily Project	Brookdale North Scottsdale
Brookdale Nohl Ranch (fka Brookdale Anaheim Hills)
Brookdale Irvine
Brookdale Mirage Inn
Brookdale Monrovia
Brookdale Paulin Creek
Brookdale Ocean House (fka Brookdale Santa Monica)
Brookdale Scotts Valley
Brookdale South Bay
Brookdale Brighton AL
Brookdale North Boulder
Brookdale Mandarin Central
Brookdale Panama City
Brookdale Chambrel Pinecastle (fka Brookdale Pinecastle)
Brookdale Port Charlotte
Brookdale Port Orange
Brookdale Punta Gorda Isles
Brookdale Stuart
Brookdale Chambrel Roswell

Brookdale Boise Parkcenter AL
Brookdale Boise Parkcenter IL
Brookdale Hays
Brookdale Shawnee MC
Brookdale W. Eisenhower Pkwy
Brookdale Carriage Club Providence
Brookdale Charlotte East
Brookdale Clinton MC
Brookdale Ithaca AL
Brookdale Ithaca MC
Brookdale Niagara AL
Brookdale Niagara MC
Brookdale Montrose
Brookdale Westlake Village
Brookdale Geary Street/Brookdale Grand Prairie IL
Brookdale Heritage Plaza
Brookdale Medford
Brookdale Club Hill
Brookdale Corsicana
Brookdale Cypress Station
Brookdale Lakeway AL/MC
Brookdale Lewisville
Brookdale Mansfield AL
Brookdale New Braunfels
Brookdale Northwest Hills
Brookdale Weatherford AL
Brookdale Chambrel Williamsburg (fka Brookdale Willamsburg)
Portion of schedule omitted for SEC filing purposes.
Property Operator(s)
Brookdale North Scottsdale (AZ)
Operator: N/A

Brookdale Nohl Ranch (CA)
Operator: BLC Nohl Ranch, LLC (DE)

Brookdale Irvine (CA)
Operator: BLC Inn at the Park, LLC (DE)

Brookdale Mirage Inn (CA)
Operator: BLC Mirage Inn, L.P. (DE)

Brookdale Monrovia (CA)
Operator: BLC Gables-Monrovia, L.P. (DE)

Brookdale Paulin Creek (CA)
Operator: N/A

Brookdale Ocean House (CA)
Operator: BLC Ocean House, L.P. (DE)

Brookdale Scotts Valley (CA)
Operator: BLC Oak Tree Villa, L.P. (DE)

Brookdale South Bay (CA)
Operator: N/A

Brookdale Brighton AL (CO)
Operator: Brookdale Senior Living Communities, Inc. (DE)

Brookdale North Boulder (CO)
Operator: Brookdale Senior Living Communities, Inc. (DE)

Brookdale Mandarin Central (FL)
Operator: Brookdale Senior Living Communities, Inc. (DE)

Brookdale Panama City (FL)
Operator: Brookdale Senior Living Communities, Inc. (DE)

Brookdale Chambrel Pinecastle (FL)
Operator: N/A

Brookdale Port Charlotte (FL)
Operator: Brookdale Senior Living Communities, Inc. (DE)

Brookdale Port Orange (FL)
Operator: Brookdale Senior Living Communities, Inc. (DE)

Brookdale Punta Gorda Isles (FL)
Operator: Brookdale Senior Living Communities, Inc. (DE)

Brookdale Stuart (FL)
Operator: Brookdale Senior Living Communities, Inc. (DE)

Brookdale Chambrel Roswell (GA)
Operator: Brookdale Management-II, LLC (DE)

Brookdale Boise Parkcenter AL (ID)
Operator: Brookdale Senior Living Communities, Inc. (DE)

Brookdale Boise Parkcenter IL (ID)
Operator: Brookdale Senior Living Communities, Inc. (DE)

Brookdale Hays (KS)
Operator: Brookdale Senior Living Communities, Inc. (DE)

Brookdale Shawnee MC (KS)
Operator: N/A

Brookdale W. Eisenhower Pkwy (MI)
Operator: Brookdale Senior Living Communities, Inc. (DE)

Brookdale Carriage Club Providence (NC)
Operator: N/A

Brookdale Charlotte East (NC)
Operator: N/A

Brookdale Clinton MC (NY)
Operator: Clinton Sterling Cottage Operator, Inc. (NY)

Brookdale Ithaca AL (NY)
Operator: SH Ithaca Operator, Inc. (VA)

Brookdale Ithaca MC (NY)
Operator: Ithaca Sterling Cottage Operator, Inc. (NY)

Brookdale Niagara AL (NY)
Operator: SH Niagara Operator, Inc. (VA)

Brookdale Niagara MC (NY)
Operator: Niagara Sterling Cottage Operator, Inc. (NY)

Brookdale Montrose (OH)
Operator: N/A

Brookdale Westlake Village (OH)
Operator: ARC Westlake Village SNF, LLC (DE) (of SNF)

Brookdale Geary Street/Brookdale Grand Prairie IL (OR)
Operator: Brookdale Senior Living Communities, Inc. (DE)

Brookdale Heritage Plaza (OR)
Operator: Brookdale Senior Living Communities, Inc. (DE)

Brookdale Medford (OR)
Operator: Brookdale Senior Living Communities, Inc. (DE)

Brookdale Club Hill (TX)
Operator: BLC-Club Hill, LLC (DE)

Brookdale Corsicana (TX)
Operator: Brookdale Senior Living Communities, Inc. (DE)

Brookdale Cypress Station (TX)
Operator: N/A

Brookdale Lakeway AL/MC (TX)
Operator: N/A

Brookdale Lewisville (TX)
Operator: Brookdale Senior Living Communities, Inc. (DE)

Brookdale Mansfield AL (TX)
Operator: Brookdale Senior Living Communities, Inc. (DE)

Brookdale New Braunfels (TX)
Operator: Brookdale Senior Living Communities, Inc. (DE)

Brookdale Northwest Hills (TX)
Operator: N/A

Brookdale Weatherford AL (TX)
Operator: Brookdale Senior Living Communities, Inc. (DE)

Brookdale Chambrel Williamsburg (VA)
Operator: N/A

Affiliated Property Operator(s)
BLC Nohl Ranch, LLC (DE)
BLC Inn at the Park, LLC (DE)
BLC Mirage Inn, L.P. (DE)
BLC Gables-Monrovia, L.P. (DE)
BLC Ocean House, L.P. (DE)
BLC Oak Tree Villa, L.P. (DE)
Brookdale Senior Living Communities, Inc. (DE)
Brookdale Management-II, LLC (DE)
Clinton Sterling Cottage Operator, Inc. (NY)
SH Ithaca Operator, Inc. (VA)
Ithaca Sterling Cottage Operator, Inc. (NY)
SH Niagara Sterling Cottage Operator, Inc. (NY)
ARC Westlake Village SNF, LLC (DE)
BLC-Club Hill, LLC (DE)
ARC Management, LLC (TN)
BLC Lodge at Paulin, L.P. (DE)
BLC Pacific Inn, L.P. (DE)
Alternative Living Services-New York, Inc. (DE)

Maximum Permitted Equipment Financing (excluding vehicles)	2% of Outstanding Advances
ADDRESSES
Borrower’s General Business Address	111 Westwood Place, Suite 400 Brentwood, TN 37027 Attention: General Counsel

Borrower’s Notice Address	c/o Brookdale Senior Living Inc. 111 Westwood Place, Suite 400 Brentwood, TN 37027 Attention: General Counsel
Multifamily Project Address	Brookdale North Scottsdale
15436 North 64th St
Scottsdale, AZ 85254

Brookdale Nohl Ranch
380 S. Anaheim Hills Rd
Anaheim Hills, CA 92807

Brookdale Irvine
10 Marquette
Irvine, CA 92612

Brookdale Mirage Inn
72750 Country Club Dr
Rancho Mirage, CA 92270

Brookdale Monrovia
201 E. Foothill Blvd
Monrovia, CA 91016

Brookdale Paulin Creek
2375 Range Ave
Santa Rosa, CA 95403

Brookdale Ocean House
2107 Ocean Ave
Santa Monica, CA 90405

Brookdale Scotts Valley
100 Lockewood Lane
Scotts Valley, CA 95066

Brookdale South Bay
5481 W. Torrance Blvd
Torrance, CA 90503

Brookdale Brighton AL
2215 East Egbert St
Brighton, CO 80601

Brookdale North Boulder
3350 30th St
Boulder, CO 80301

Brookdale Mandarin Central
10875 Old Saint Augustine Rd
Jacksonville, FL 32257

Brookdale Panama City
2575 Harrison Ave
Panama City, FL 32405

Brookdale Chambrel Pinecastle
1801 SE 24th Rd
Ocala, FL 34471

Brookdale Port Charlotte
18440 Cochran Blvd
Port Charlotte, FL 33948

Brookdale Port Orange
955 Village Trail
Port Orange, FL 32127

Brookdale Punta Gorda Isles
250 Bal Harbor Blvd
Punta Gorda, FL 33950

Brookdale Stuart
3401 South East Aster Ln
Stuart, FL 34994

Brookdale Chambrel Roswell
1000 Applewood Dr
Roswell, GA 30076

Brookdale Boise Parkcenter AL
739 East Parkcenter Blvd
Boise, ID 83706

Brookdale Boise Parkcenter IL
767 East Parkcenter Blvd
Boise, ID 83706

Brookdale Hays
1801 East 27th St
Hays, KS 67601

Brookdale Shawnee MC
11400 West 65th St
Shawnee, KS 66203

Brookdale W. Eisenhower Pkwy
750 West Eisenhower Pkwy
Ann Arbor, MI 48103

Brookdale Carriage Club Providence
5800, 5802 and 5816 Old Providence Rd
Charlotte, NC 28226

Brookdale Charlotte East
6053 Wilora Lake Rd
Charlotte, NC 28212

Brookdale Clinton MC
115 Brookside Rd
Clinton, NY 13323

Brookdale Ithaca AL
103 Bundy Rd
Ithaca, NY 14850

Brookdale Ithaca MC
101 Bundy Rd
Ithaca, NY 14850

Brookdale Niagara AL
6741 Nash Rd
North Tonawanda, NY 14120

Brookdale Niagara MC
6751 Nash Rd
North Tonawanda, NY 14120

Brookdale Montrose
100 Brookmont Rd
Akron, OH 44333

Brookdale Westlake Village
28550 Westlake Village Dr
Westlake, OH 44145

Brookdale Geary Street/Brookdale Grand Prairie IL
2445 Southeast Geary St and 1929 Grand Prairie Rd South East
Albany, OR 97322

Brookdale Heritage Plaza
1560 Davidson St South East
Albany, OR 97322

Brookdale Medford
3033 E. Barnett Rd
Medford, OR 97504

Brookdale Club Hill
1245 Colonel Dr
Garland, TX 75043

Brookdale Corsicana
3329 West 7th Ave
Corsicana, TX 75110

Brookdale Cypress Station
303 Lantern Bend Dr
Houston, TX 77090

Brookdale Lakeway AL/MC
1915 Lohmans Crossing Rd
Austin, TX 78734

Brookdale Lewisville
965 N. Garden Ridge Rd
Lewisville, TX 75077

Brookdale Mansfield AL
1771 Country Club Dr
Mansfield, TX 76063

Brookdale New Braunfels
2457 Loop 337
New Braunfels, TX 78130

Brookdale Northwest Hills
5715 Mesa Dr
Austin, TX 78731

Brookdale Weatherford AL
904 South Lamar St
Weatherford, TX 76086

Brookdale Chambrel Williamsburg 3800 Treyburn Dr Williamsburg, VA 23185
Key Principal’s General Business Address	111 Westwood Place, Suite 400 Brentwood, TN 37027
Key Principal’s Notice Address	c/o Brookdale Senior Living Inc.
111 Westwood Place, Suite 400
Brentwood, TN 37027
Attention: General Counsel
cwhite@brookdaleliving.com

With a copy to:

Brookdale Senior Living Inc.
111 Westwood Place, Suite 400
Brentwood, TN 37027
Attention: George T. Hicks, Executive Vice President and Treasurer
GHicks@brookdaleliving.com
Guarantor’s General Business Address	111 Westwood Place, Suite 400 Brentwood, TN 37027
Guarantor’s Notice Address	c/o Brookdale Senior Living Inc.
111 Westwood Place, Suite 400
Brentwood, TN 37027
Attention: General Counsel
cwhite@brookdaleliving.com

With a copy to:

Brookdale Senior Living Inc.
111 Westwood Place, Suite 400
Brentwood, TN 37027
Attention: George T. Hicks, Executive Vice President and Treasurer
GHicks@brookdaleliving.com
Lender’s General Business Address	Jones Lang LaSalle Multifamily, LLC 2177 Youngman Avenue St. Paul, MN 55116

Lender’s Notice Address	Jones Lang LaSalle Multifamily LLC 2177 Youngman Avenue St. Paul, Minnesota 55116 Attn: Loan Servicing Email: loan_servicing@am.jll.com
Lender’s Payment Address	Jones Lang LaSalle Multifamily LLC 7322 Solution Center Chicago, Illinois 60677-7002
Operator’s General Business Address	c/o Brookdale Senior Living Inc. 111 Westwood Place, Suite 400 Brentwood, TN 37027
Operator’s Notice Address	c/o Brookdale Senior Living Inc. 111 Westwood Place, Suite 400 Brentwood, TN 37027

SCHEDULE 3.5
TO MASTER CREDIT FACILITY AGREEMENT

Schedule of Advance Terms
FIXED ADVANCES

I. INFORMATION FOR $179,541,000 FIXED ADVANCE MADE DECEMBER 15, 2023
Advance Amount	$179,541,000
Advance Term	Eighty-Four (84) months
Advance Year	The period beginning on the Effective Date and ending on the last day of December, 2024, and each successive twelve (12) month period thereafter
Amortization Type	[Select only one:] ☐ Amortizing ☐ Full Term Interest Only ☒ Partial Interest Only
Effective Date	December 15, 2023
First Payment Date	The first day of February, 2024
First Principal and Interest Payment Date	The first day of February, 2026
Fixed Rate	5.970%

Interest Accrual Method
[Select only one:]
☐ 30/360 (computed on the basis of a three hundred sixty (360) day year consisting of twelve (12) thirty (30) day months)
or
☒ Actual/360 (computed on the basis of a three hundred sixty (360) day year and the actual number of calendar days during the applicable month, calculated by multiplying the unpaid principal balance of the Advance by the Interest Rate, dividing the product by three hundred sixty (360), and multiplying the quotient obtained by the actual number of days elapsed in the applicable month)

Interest Only Term	Twenty-Four (24) months
Interest Rate	The Fixed Rate
Interest Rate Type	Fixed Rate
Last Interest Only Payment Date	The first day of January, 2026
Maturity Date	The first day of January, 2031, or any earlier date on which the unpaid principal balance of the Advance becomes due and payable by acceleration or otherwise

Monthly Debt Service Payment
(i) $922,990.36 for the First Payment Date
(ii) for each Payment Date thereafter through and including the Last Interest Only Payment Date
(a) $833,668.71 if the prior month was a 28-day month
(b) $863,442.59 if the prior month was a 29-day month
(c) $893,216.48 if the prior month was a 30-day month; and
(d) $922,990.36 if the prior month was a 31-day month; and
(iii) $1,072,978.54 for the First Principal and Interest Payment Date and each Payment Date thereafter until the Advance is fully paid

Prepayment Lockout Period	The 0 Advance Year of the term of the Advance
Remaining Amortization Period	As of the First Principal and Interest Payment Date and each Payment Date thereafter, the Amortization Period minus the number of scheduled principal and interest Monthly Debt Service Payments that have elapsed since the Effective Date

II. YIELD MAINTENANCE/PREPAYMENT PREMIUM INFORMATION
Yield Maintenance Period End Date or Prepayment Premium Period End Date	The last day of June, 2030
Yield Maintenance Period Term or Prepayment Premium Period Term	Seventy-eight (78) months

SCHEDULE 4.5
TO MASTER CREDIT FACILITY AGREEMENT

Prepayment Premium Schedule
(Standard Yield Maintenance – Fixed Rate)

1.Defined Terms.

All capitalized terms used but not defined in this Prepayment Premium Schedule shall have the meanings assigned to them in this Master Agreement.

2.Prepayment Premium.

Any Prepayment Premium payable under Section 2.04 (Prepayment; Prepayment Lockout; Prepayment Premium) of this Master Agreement shall be computed as follows:
(a)    If the prepayment is made at any time after the Effective Date and before the Yield Maintenance Period End Date, the Prepayment Premium shall be the greater of:

(1)    one percent (1%) of the amount of principal being prepaid; or

(2)    the product obtained by multiplying:

(A)    the amount of principal being prepaid,

by
(B)    the difference obtained by subtracting from the Fixed Rate on the Advance, the Yield Rate (as defined below) on the twenty-fifth Business Day preceding (i) the Intended Prepayment Date, or (ii) the date Lender accelerates the Advance or otherwise accepts a prepayment pursuant to Section 2.06 (Application of Collateral) of this Master Agreement, by
(C)    the present value factor calculated using the following formula:
1 - (1 + r)-n/12
r
[r =    Yield Rate
n =    the number of months remaining between (i) either of the following: (x) in the case of a voluntary prepayment, the last day of the month in which the prepayment is made, or (y) in any other case, the date on which Lender accelerates the unpaid principal balance of the Advance and (ii) the Yield Maintenance Period End Date.

For purposes of this clause (2), the “Yield Rate” means the yield calculated by interpolating the yields for the immediately shorter and longer term U.S. “Treasury constant maturities” (as reported in the Federal Reserve Statistical Release H.15 Selected Interest Rates (the “Fed Release”) under the heading “U.S. government securities”) closest to the remaining term of the Yield Maintenance Period Term, as follows (rounded to three (3) decimal places):

a =    the yield for the longer U.S. Treasury constant maturity
b =    the yield for the shorter U.S. Treasury constant maturity
x =    the term of the longer U.S. Treasury constant maturity
y =    the term of the shorter U.S. Treasury constant maturity
z =    “n” (as defined in the present value factor calculation above) divided by twelve (12).
For purposes of this clause (2), if the Yield Rate is calculated to be zero, the number 0.00001 shall be deemed to be the Yield Rate.
Notwithstanding any provision to the contrary, if “z” equals a term reported under the U.S. “Treasury constant maturities” subheading in the Fed Release, the yield for such term shall be used, and interpolation shall not be necessary. If publication of the Fed Release is discontinued by the Federal Reserve Board, Lender shall determine the Yield Rate from another source selected by Lender. Any determination of the Yield Rate by Lender will be binding absent manifest error.]

(b)    If the prepayment is made on or after the Yield Maintenance Period End Date but before the last calendar day of the fourth month prior to the month in which the Maturity Date occurs, the Prepayment Premium shall be one percent (1%) of the amount of principal being prepaid.

(c)    Notwithstanding the provisions of Section 2.04 (Prepayment; Prepayment Lockout; Prepayment Premium) of this Master Agreement, no Prepayment Premium shall be payable with respect to any prepayment made on or after the last calendar day of the fourth month prior to the month in which the Maturity Date occurs.

[Remainder of Page Intentionally Blank]

SCHEDULE 13
TO MASTER CREDIT FACILITY AGREEMENT

[omitted for SEC filing purposes]

SCHEDULE 16.1 TO
MASTER CREDIT FACILITY AGREEMENT

[omitted for SEC filing purposes]

SCHEDULE 26.1 TO
MASTER CREDIT FACILITY AGREEMENT

CERTIFICATE
(KANSAS – NO ORAL AGREEMENTS)

This Certificate is attached to, and made an integral part of, the Master Agreement, pursuant to K.S.A. Sections 16‑117 and 16‑118, as follows:

The Master Agreement and all other Loan Documents collectively constitute the written credit agreement which is the final expression of the credit agreement between Borrower and Lender.

The Master Agreement and all other Loan Documents may not be contradicted by evidence of any prior oral credit agreement or of a contemporaneous oral credit agreement between Borrower and Lender.

The following space (which Borrower and Lender agree is sufficient space) is provided for the placement of nonstandard terms, if any:

__________________________________________________
[None]

Borrower and Lender affirm that there is no unwritten oral credit agreement between Borrower and Lender with respect to the subject matter of the Master Agreement and all other Loan Documents.

Borrower’s Initials: /s/ GTH Lender’s Initials: /s/ adb